UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2026

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced by Corebridge Financial, Inc. (the “Company”), on June 25, 2025 subsidiaries of the Company, American General Life Insurance Company, a Texas-domiciled insurance company (“AGL”), and The United States Life Insurance Company in the City of New York, a New York-domiciled insurance company (“USL”), entered into a Master Transaction Agreement (the “Agreement”) with Corporate Solutions Life Reinsurance Company, an Iowa-domiciled insurance company (the “Reinsurer”), pursuant to which, among other things, subject to the terms and conditions thereof, at the applicable closing of the transactions contemplated thereby, USL and the Reinsurer, agreed to enter into coinsurance and modified coinsurance agreement (the “Reinsurance Agreement”). Under the terms of the Reinsurance Agreement, USL agreed to cede to Reinsurer 100% of the applicable reinsured liabilities with respect to in-force individual retirement variable annuity contracts issued prior to the effective time of the Reinsurance Agreement. In addition, AGL agreed to sell all of the outstanding membership interests in SunAmerica Asset Management, LLC, an indirect wholly-owned subsidiary of the Company (“SAAMCo”), to Venerable Holdings, Inc., a Delaware corporation, or one of its affiliates subject to customary terms and conditions.

The closing with respect to the sale of SAAMCo occurred on January 1, 2026, and the closing with respect to the Reinsurance Agreement with USL occurred on January 2, 2026. All transactions contemplated by the Agreement are now closed. On January 5, 2026, the Company issued a press release announcing such closings, and additional details can be found in such press release issued by the Company and furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release of Corebridge Financial, Inc. dated January 5, 2026 (furnished herewith and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corebridge Financial, Inc.

Date:	January 5, 2026	By:	/s/ Polly Klane
			Name:	Polly Klane
			Title:	Executive Vice President and General Counsel